UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          May 12, 2004

American Pacific Corporation
  (Exact Name of Registrant as Specified in Charter)

Delaware	1-8137	59-6490478

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada	89109

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:        (702) 735-2200

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Item 7.                    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 12, 2004

Item 12.	Results of Operations and Financial Condition.

On May 12, 2004, American Pacific Corporation, a Delaware corporation, issued a press release announcing its financial results for the three-month period ended March 31, 2003 and other financial information.  A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PACIFIC CORPORATION

Dated: May 13, 2004	By:	/s/ SETH VAN VOORHEES

Seth Van Voorhees Vice President, Chief Financial Officer, Treasurer & Secretary